NASDAQ: WFBI www.wfbi.com Investor Presentation February 2017

Disclaimer | 1 WashingtonFirst Bankshares, Inc. and its subsidiaries (the “Company”) make forward-looking statements in this presentation that are subject to risks and uncertainties. These forward-looking statements include: statements of goals, intentions, earnings expectations, and other expectations; estimates of risks and of future costs and benefits; assessments of probable loan losses; assessments of market risks; and statements of the ability to achieve financial and other goals. These forward-looking statements are subject to significant uncertainties because they are based upon or are affected by: management’s estimates and projections of future interest rates, market behavior, and other economic conditions; future laws and regulations; and a variety of other matters which, by their nature, are subject to significant uncertainties. Because of these uncertainties, the Company’s actual future results may differ materially from those indicated. In addition, the Company’s past results of operations do not necessarily indicate its future results. Please also see the discussion of “RISK FACTORS” in the Company’s 10-K filed March 15, 2016 which is available online at www.sec.gov. For further information on the company please contact: Matthew R. Johnson Executive Vice President / Chief Financial Officer (703) 840-2410 mjohnson@wfbi.com

Company Overview | 2 • Full service commercial bank founded in 2004, headquartered in Reston, VA, with 19 branches in the Washington, DC metro area • Excellent market position as the 4th largest bank headquartered in the Washington, DC metro area* • $2.0 billion in total assets as of December 31, 2016 • 5-year asset CAGR: 14.9% • Demonstrated organic growth and successful acquisitions • Superior asset quality: NPAs of 0.43% as of December 31, 2016 • Experienced management team • Strong earnings with diverse revenue channels *Source: SNL Financial; based on deposits. Includes announced acquisition of Cardinal Financial Corp by United Bankshares Franchise Value Drivers Branch and Office Network

Exceptional Market | 3 Source: SNL Financial 1 Deposit data as of 06/30/16, updated annually from FDIC SOD 2 As of February 2017; data set excludes MSAs with populations less than 2 million Rank Rank Institution Branches ($mm) (%) 1 Bank of America Corp. 31 15,425,467 23.1 2 SunTrust Banks Inc. 38 10,495,570 15.7 3 Wells Fargo & Co. 35 9,599,061 14.4 4 Capital One Financial Corp. 32 4,453,111 6.7 5 Citigroup Inc. 10 3,427,000 5.1 6 BB&T Corp. 32 3,390,845 5.1 7 1 United Bankshares Inc. 21 3,037,103 4.5 8 2 Eagle Bancorp Inc. 11 2,695,672 4.0 9 PNC Financial Services Group Inc. 33 2,423,287 3.6 10 HSBC Holdings Plc 8 2,065,018 3.1 11 3 WashingtonFirst Bankshares Inc. 19 1,548,877 2.3 12 Toronto-Dominion Bank 12 1,148,050 1.7 13 M&T Bank Corp. 23 1,050,287 1.6 14 4 Burke & Herbert Bank & Trust Co. 5 878,350 1.3 15 5 Revere Bank 4 562,020 0.8 16 6 Congressional Bancshares Inc. 3 517,478 0.8 17 7 Chain Bridge Bancorp Inc. 1 479,180 0.7 18 8 Capital Bancorp Inc. 1 448,895 0.7 19 9 MainStreet Bancshares, Inc. 4 415,748 0.6 20 10 John Marshall Bank 4 378,152 0.6 Totals (1-20) 327 64,439,171 96.5 Totals (1-49) 374 66,755,726 100.0 Banks in WFBI’s Zip Code of Operation(1) $- $20,000.00 $40,000.00 $60,000.00 $80,000.00 $100,000.00 $120,000.00 ‘17 Median Household Income – Top 20 MSAs(2)

Our Strategy | 4 WashingtonFirst seeks to capitalize on market opportunities while maintaining disciplined and conservative credit underwriting that has been the cornerstone of our past profitability. Opportunity Organic Growth  Focus on relationships  Enhance existing footprint  Hire seasoned lenders Blueprint for Success Profitability  Continued emphasis on Net Interest Margin  Enhance fee income  Continued diligence to minimize overhead Opportunistic Growth  Explore potential acquisitions  Cultivate relationships with institutional investors Maintain Credit Quality  Continued diligence on credit quality  Conservative credit culture  Disciplined underwriting

Senior Leadership Overview | 5 • Longevity amongst experienced, diverse management team • Significant experience and impressive track record in community banking, acquisitions, and creation of franchise value • Well-connected in the Washington DC metro business community • Excellent regulatory relationships • Significant insider ownership Name Age Title Joseph S. Bracewell 69 Chairman of the Board Shaza L. Andersen 50 President/CEO George W. Connors, IV 57 Bank President/CCO Matthew R. Johnson 52 EVP/CFO Michael J. Rebibo 51 EVP/President Mortgage & 1st Portfolio Richard D. Horn 54 General Counsel

Financial Highlights

(Dollars in Thousands) *Except per share data*	12/31/12	12/31/13	At or for the year ended, 12/31/14	12/31/15	12/31/16	'12-'16 CAGR	06/30/16	Quarter Ended, 9/30/16	12/31/16
Balance Sheet									
Total Assets	$ 1,147,818	$ 1,127,559	$ 1,333,390	$ 1,674,466	$ 2,002,911	**14.9%**	$ 1,853,666	$ 1,916,938	$ 2,002,911
Total Net Loans	747,095	829,586	1,056,869	1,332,228	1,553,070	**20.1%**	1,431,126	1,481,258	1,553,070
Deposits	972,660	948,903	1,086,063	1,333,242	1,522,741	**11.9%**	1,548,877	1,532,255	1,522,741
Total Equity	101,520	107,604	134,538	178,595	192,660	**17.4%**	188,300	191,980	192,660
Balance Sheet Ratios									
Loans HFI / Deposits	77.5%	88.3%	98.1%	98.1%	100.78%		89.8%	93.4%	100.78%
TCE / TA	6.97%	7.64%	8.60%	9.95%	9.03%		9.52%	9.40%	9.03%
Leverage Ratio	9.97%	10.53%	10.23%	10.67%	10.14%		10.06%	10.33%	10.14%
Total Capital Ratio	13.77%	14.05%	13.20%	14.86%	13.99%		14.56%	14.65%	13.99%
Performance									
Net Income - Common	$ 2,057	$ 6,161	$ 9,263	$ 12,181	$ 18,007	**72.0%**	$ 4,398	$ 4,941	
Diluted EPS	$ 0.53	$ 0.72	$ 1.07	$ 1.13	$ 1.37	**26.8%**	$ 0.35	$ 0.39	$ 0.36
ROAA	0.39%	0.60%	0.75%	0.83%	1.00%		0.98%	1.09%	1.00%
ROAE	3.92%	6.01%	8.36%	8.48%	9.50%		9.42%	10.21%	9.69%
Net Interest Margin	4.14%	3.97%	3.92%	3.74%	3.52%		3.37%	3.53%	3.40%
Efficiency Ratio	75.3%	67.2%	66.4%	64.0%	63.42%		64.7%	63.4%	60.81%
Noninterest Inc/ Operating Revenue	4.01%	3.85%	3.54%	12.41%	29.90%		33.07%	34.97%	25.72%
Asset Quality									
NPAs / Assets	1.92%	1.97%	0.84%	0.86%	0.43%		0.71%	0.58%	0.43%
NCOs / Avg Loans*	0.43%	0.32%	0.24%	0.04%	0.18%		0.20%	0.18%	0.16%
Reserves / Loans HFI	0.83%	1.02%	0.87%	0.94%	0.89%		0.91%	0.91%	0.89%
Texas Ratio	25.65%	23.59%	9.07%	8.16%	4.42%		7.03%	5.75%	4.42%
Per Share Information									
Common Shares Outstanding**	8,268,658	8,431,806	10,043,556	12,805,152	12,896,385		12,860,836	12,869,523	12,896,385
TBV per Share**	$ 9.64	$ 10.18	$ 11.38	$ 12.91	$ 13.93		$ 13.62	$ 13.90	$ 13.93
Dividends Paid	$ 0.00	$ 0.00	$ 0.15	$ 0.20	$ 0.24		$ 0.06	$ 0.06	$ 0.06

* Annualized

** Retroactively adjusted to reflect the effect of all stock dividends

WashingtonFirstBankshares, Inc.

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$1,148 $1,128 $1,335 $1,674 $2,003 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 2012 2013 2014 2015 2016 Consistent Balance Sheet Growth | 7 Total Assets Source: SNL Financial Note: dollars in millions *Peers defined as banks in MD, VA, DC with total assets between $1 billion and $5 billion 2012 2013 2014 2015 2016 WFBI 105.2% (1.8%) 18.4% 25.8% 19.7% Peers* 8.5% (1.6%) 4.8% 4.2%

Well Positioned In Our Market

DC Area Community Banks – Total Assets(1)

Rank	Company	Location	Total Assets ($000)
1	United Bankshares Inc.	Charleston, WV	$ 14,508,892
2	Eagle Bancorp Inc.	Bethesda, MD	$ 6,890,097
3	Sandy Spring Bancorp Inc.	Olney, MD	$ 5,091,383
4	Cardinal Financial Corp.	Mclean, VA	$ 4,210,514
5	Burke & Herbert Bank & Trust Company	Alexandria, VA	$ 2,958,790
6	**WashingtonFirst Bankshares Inc.**	**Reston, VA**	**$ 2,002,911**
7	Old Line Bancshares, Inc.	Bowie, MD	$ 1,716,690
8	Premier Financial Bancorp Inc.	Huntington, WV	$ 1,498,120
9	Access National Corp.	Reston, VA	$ 1,430,708
10	Middleburg Financial Corp.	Middleburg, VA	$ 1,335,002
11	Community Financial Corp.	Waldorf, MD	$ 1,334,257
12	Revere Bank	Laurel, MD	$ 1,327,309
13	Southern National Bncp of VA	Mclean, VA	$ 1,142,443
14	John Marshall Bank	Reston, VA	$ 1,075,166
15	FVCBankcorp, Inc.	Fairfax, VA	$ 909,305
16	Eagle Finacial Services, Inc	Berryville, VA	$ 668,421
17	Fauquier Bankshares Inc.	Warrenton, VA	$ 623,877
18	MainStreet Bancshares Inc.	Fairfax, VA	$ 575,711

5 Year Indexed Asset Growth


229%
145%
77%
62%
32%
0%
WFBI
Peer*
ANCX
CFNL
EGBN

Source: SNL Financial
[1] As of 12/31/16; Banks within either the Washington-Arlington-Alexandria MSA or operating a branch in the District of Columbia with total assets between $500MM and $15B
*Peers defined as banks in MD, VA and DC with total assets between $1 billion and $5 billion

WashingtonFIRSTBANKSHARES, INC.
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Our Credit Culture | 9 • We regard the money we are lending as our own money • We do not engage in speculative lending and expect our borrowers to have a vested interest • We believe in well-documented files and thorough credit analysis, and have received numerous accolades from our regulators and auditors • We look for a primary source of repayment based on a demonstrated cash flow history • We model or analyze for an economically independent secondary source of repayment, which usually consists of hard collateral and/or personal guarantees • Our approval process involves multiple loan officers, and all significant loans require the prior approval of a Board Committee • We strive to identify problems early and work them out expeditiously • We have zero tolerance for compliance violations or any kind of insider self-dealing

Office 27% Retail 22% Residential AD&C 17% Warehouse, Industrial 7% Multifamily 4% Hotel 5% Land 5% Other (Church, School, Etc.) 13% Loans, Held for Investment | 10 Construction and Development $288.2 19% Commercial Real Estate (Owner Occupied) $231.4 15% Commercial Real Estate (Investment)* $557.7 36% Residential Real Estate $287.3 19% Commercial and Industrial $165.2 11% Consumer $4.7 0% CRE Breakout Diversified loan portfolio with a strong credit culture Note: As of 12/31/16, dollars in millions * Includes multifamily loans • Disciplined underwriting • Proactive portfolio management • Quarterly stress testing of portfolio • Quarterly independent credit review • Dedicated special assets team CRE Risk Management

Asset Quality | 11 Source: SNL Financial Note: As of 12/31/16, dollars in thousands * Peers defined as banks in MD, VA, DC with total assets between $1 billion and $5 billion. Data as of 09/30/16. * Low NPAs with positive trend Total NPAs NPAs/Total Assets $22,051 $22,265 $11,206 $14,498 $8,537 $0 $5,000 $10,000 $15,000 $20,000 $25,000 2012 2013 2014 2015 2016 Nonaccruals TDRs OREO 90+ PD 1.92% 1.97% 0.84% 0.86% 0.43% 2.48% 2.33% 2.41% 1.69% 0.58% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 2012 2013 2014 2015 2016 WFBI Peers

Strong Core Deposit Base | 12 Cost of Deposits = 0.59% Note: As of 12/31/16, dollars in millions *Jumbo Time Deposits are those time deposits over $250,000 Noninterest Bearing Deposits, $381.9 NOW & Other Trans. Accts, $134.9 MMDA & Other Savings, $480.7 Retail Time Deposits, $386.1 Jumbo Time Deposits*, $139.1 Deposit Composition Non-Maturity Deposits $590.4 $624.5 $715.2 $893.1 $997.5 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% 0.90% $0.0 $200.0 $400.0 $600.0 $800.0 $1,000.0 $1,200.0 $1,400.0 2012 2013 2014 2015 2016 C os t of D ep os it s (% ) N on -M at ur it y D ep os it s ($ m m )

$2,057 $6,161 $9,263 $12,181 $18,007 $0 $5,000 $10,000 $15,000 $20,000 $25,000 2012 2013 2014 2015 2016 | 13 Earnings Growth Core ROAA(1) 2012 2013 2014 2015 2016 Diluted EPS $0.53 $0.72 $1.07 $1.13 $1.37 Source: SNL Financial Note: As of 12/31/16; dollars in thousands 1 Core income excludes extraordinary items, non-recurring items and gains/losses on sale of securities *Peers defined as banks in MD, VA, DC with total assets between $1 billion and $5 billion; data through 06/30/16 * Net Income 0.65% 0.64% 0.75% 0.86% 1.00% 0.90% 0.91% 0.92% 0.86% 0.92% 0.40% 0.60% 0.80% 1.00% 1.20% 2012 2013 2014 2015 2016 WFBI Peer Median

Key Metrics | 14 Source: SNL Financial Note: As of 12/31/16. 1 Efficiency ratio excludes extraordinary items, non-recurring items, foreclosure expense, gains/losses on sale of securities, debt extinguishment and amortization of intangibles *Peers defined as banks in MD, VA, DC with total assets between $1 billion and $5 billion; data through 06/30/16 WFBI Peer* WFBI Peer* Efficiency Ratio(1) Net Interest Margin 61.4% 65.0% 65.2% 64.0% 63.4% 65.3% 66.8% 66.6% 65.7% 63.4% 60.00% 61.00% 62.00% 63.00% 64.00% 65.00% 66.00% 67.00% 68.00% 2012 2013 2014 2015 2016 4.14% 3.97% 3.92% 3.68% 3.52% 4.01% 3.89% 3.89% 3.65% 3.65% 3.50% 3.60% 3.70% 3.80% 3.90% 4.00% 4.10% 4.20% 2012 2013 2014 2015 2016

Diversifying Revenue Stream | 15 Total Operating Revenue(1) Source: SNL Financial Note: As of 12/31/16, dollars in thousands 1 Excludes gains and sales of securities • Acquired 1st Portfolio Holding Corporation in July 2015 to diversify revenue streams away from spread income • 1st Portfolio operated two subsidiaries • 1st Portfolio Lending Corporation, a residential mortgage origination platform (WashingtonFirst Mortgage) • 1st Portfolio Wealth Advisors, an SEC registered investment advisor • Through December 31, 2016 WashingtonFirst Mortgage originated approximately $772 million in residential mortgage loans • As of December 31, 2016 1st Portfolio Wealth Advisors had assets under management of approximately $297 million, an increase of approximately 31.1% over assets under management from the beginning of the year • Increased fee income / operating revenue to nearly 30% in 2016 from less than 12.41% for the comparable period in 2015 Fee Income 2016 YTD(1) Gain on sale of loans, net $18,329 Mortgage banking activities $4,265 Wealth management income $1,835 Other operating income $1,494 Service charges on deposit accounts $259 $24,241 $43,801 $49,490 $61,853 $87,558 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 2012 2013 2014 2015 2016 Net Interest Income Noninterest Income

# Shareholder Returns



Earnings per Share
CAGR = 21.1%
$0.38
$0.36
$0.34
$0.32
$0.30
$0.28
$0.26
$0.24
$0.22
$0.20
$0.27
$0.29
$0.30
$0.30
$0.34
$0.37
$0.36
2Q2015
3Q2015
4Q2015
1Q2016
2Q2016
3Q2016
4Q2016



Tangible Book Value
CAGR = 12.4%
$15.00
$14.50
$14.00
$13.50
$13.00
$12.50
$12.00
$11.50
$11.00
$11.85
$11.98
$12.91
$13.31
$13.62
$13.90
$13.93
2Q2015
3Q2015
4Q2015
1Q2016
2Q2016
3Q2016
4Q2016

WashingtonFIRSTBANKSHARES, INC.

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| 17 Recent Performance Summary WFBI Relative Price Performance Source: SNL Financial Note: Market data as of 02/08/17 *Peers defined as banks in MD, VA, DC with total assets between $1 billion and $5 billion (10.0%) 10.0% 30.0% 50.0% 70.0% 90.0% 110.0% 2/6/15 4/6/15 6/6/15 8/6/15 10/6/15 12/6/15 2/6/16 4/6/16 6/6/16 8/6/16 10/6/16 12/6/16 2/6/17 WFBI (84.1%) Peers* (52.2%)

M&A Track Record | 18 Proven track record of completing acquisitions • WFBI acquisition of 1st Portfolio Holding Corporation in 2015 (all stock) • WFBI assumption of Millennium Bank, NA in 2014 (FDIC assisted) • WFBI acquisition of Alliance Bankshares in 2012 (cash and stock) • WFB acquisition of First Liberty Bancorp in 2006 (cash and stock) • WFB acquisition of Sterling branch in 2005 • WFB acquisition of DC branch in 2004 • Century National Bank (CNB) sale to United Bankshares in 2001 • CNB acquisition of GrandBank in 2000 • CNB acquisition of Reston branch in 1998 • CNB acquisition of McLean branch in 1997 (including capital raising contingency) • CNB acquisition of DC branch from RTC in 1994

• Strong management team • Insider ownership aligns management and stakeholder interests • Demographically attractive market area • Demonstrated track record of quality growth • Excellent asset quality and risk management • Strong profitability with attractive earnings growth Concluding Remarks | 19

Thank You NASDAQ: WFBI www.wfbi.com

| 21 Appendix

Senior Leadership Team | 22 Joseph S. Bracewell – Chairman of the Board  Chairman of the Board of Directors of the Bank and the Company  Over 40 years of experience in the banking and legal industries  Principal organizer or founding director of six newly-chartered banks, five of which have been profitably sold  Previously a member of the Board of Directors of the Independent Community Bankers of America as well as a director and vice chairman of the Federal Home Loan Bank of Atlanta Shaza L. Andersen –President/CEO  Founder and Chief Executive Officer of WashingtonFirst Bank  Over 27 years of experience in banking including serving as the EVP and COO of Century National Bank from 1994 to 2001 until acquired by United Bank in 2001  Extensive M&A experience  Serves on several Boards including Amalgamated Casualty Insurance, Washington Redskins Leadership Council, Blitz for the Better Foundation, and George Mason University Dean’s Advisory Council, and previously served on the Board of Directors of the Federal Home Loan Bank of Atlanta Matthew R. Johnson – EVP / CFO  Executive Vice President and Chief Financial Officer of WashingtonFirst  Has been with WashingtonFirst since its inception in 2004  Extensive financial institution planning and development as well as acquisition experience  Prior to WashingtonFirst served as the Chief Financial Officer of another community bank in the DC metro area and also held management positions with Olson Research Associates, Caledonian Venture Partners and Chesapeake Ventures

George W. Connors, IV – Bank President / CCO  Founding director and President and Chief Credit Officer of WashingtonFirst  Has been in commercial banking for over 32 years, serving in executive management positions at WashingtonFirst, Century National Bank and its successor, United Bank  Served as SVP and DC Group Lending Manager for United from 2001 to 2004 and was a voting member of its 7-member Executive Loan Committee Senior Leadership Team | 23 Richard D. Horn – General Counsel & Corporate Secretary  Founding director and General Counsel for both the Bank and the Company  Prior to joining WashingtonFirst was a partner with the law firm of Bracewell & Giuliani, LLP in Washington, DC  Admitted to practice law in Virginia, Maryland and the District of Columbia Michael J. Rebibo, CFP® – EVP/ President Mortgage & 1st Portfolio  Founder and President/CEO of subsidiaries WashingtonFirst Mortgage & 1st Portfolio Wealth Advisors  Prior to founding 1st Portfolio was founder and CEO of Financial Security Corporation  Served as a founding organizer of Access National Corporation, a publicly traded holding company in the Washington, DC metro area

Board of Directors

Diverse experience with strong ties to the Washington, DC metropolitan area

Physicians



Madhu K. Mohan, MD *
Riverside Medical Group



Randall S. Peyton, MD
Arthritis & Sports Orthopaedics & Physical Therapy

Bankers



Shaza L. Andersen *
President & Chief Executive Officer



Joseph S. Bracewell *
Chairman of the Board

Real Estate Professionals



Stephen M. Cumbie
NVCommercial, NVRetail, Metro Realty



Jon M. Peterson
The Peterson Companies



William G. Reilly
Champion Title & Settlements, Inc.

Consulting/Government Relations Professionals



C.E. Andrews *
MorganFranklin Consulting



Josephine S. Cooper
Josephine Cooper, LLC



Honorable John H. Dalton
The Financial Services Roundtable



Donald W. Fisher, PhD
American Medical Group Association



Larry D. Meyers
Meyers & Associates



James P. Muldoon
METCOR, Ltd.



General (Ret.) Johnnie E. Wilson
JWIL, LLC

Entrepreneurs



Juan A. Mencia *
CubeCorp/ByteTech



Caren D. Merrick
Pocket Mentor



Mark C. Michael
Occasions Caterers, Inc.



Kenneth Morrissette *
Interstate Worldwide Relocation Services



Gail R. Steckler
Infrastructure Management Group, Inc.

Attorneys



Richard D. Horn
General Counsel



William C. Oldaker *
Oldaker Law Group, LLP



Honorable Joe R. Reeder
Greenberg Traurig

* Executive Committee

WashingtonFirst BankShares, Inc. | 24

Recent Market Superlatives | 25 • Sandler O’Neill Class of 2016 Bank & Thrift Sm-All Star • Added to Russell 2000® Index in 2016 • Top 10 Most Profitable Banks in DC metro area • #3 Total Asset Growth among banks in DC metro area • Top 10 Commercial Lender in DC metro area • Bauer Financial 5 Star Rating

Facts About Our Common Stock | 26 1 Data as of close of business 02/08/17 2 SNL Financial Exchange NASDAQ Stock Market Ticker symbol WFBI Current Market Price1 $27.71 Common shares outstanding 10,987,652 voting; 12,896,385 total Market capitalization1 $357.4 million Insider ownership2 21.75% total Institutional ownership2 44.67% total Stock dividends 5% in 2012, 2013, 2014 and 2016 Cash dividend Consecutive quarterly dividends since January 2014 Current quarterly dividend $0.07 (0.96% yield) Average volume1 (3 mo. average) 38,930 Fully Diluted EPS (LTM) $1.37 Tangible book value (12/31/2016) $13.93

Historical Balance Sheet | 27 * Retroactively adjusted to reflect the effect of all stock dividends. (dollars in thousands) 2012 2013 2014 2015 2016 Cash and cash equivalents $ 224,207 $ 109,164 $ 62,306 $ 62,753 $ 97,373 Investment securities and other investments 138,221 148,897 171,733 226,241 291,930 Loans held for sale - - 1,068 36,494 32,109 Loans held investment, net of allowance 747,095 829,586 1,055,801 1,295,794 1,520,961 Other real estate owned 3,294 1,463 361 - 1,428 Intangibles 4,029 3,943 6,894 13,319 1,619 Other assets 30,972 34,506 35,227 39,865 57,491 Total Assets $ 1,147,818 $ 1,127,559 $ 1,333,390 $ 1,674,466 $ 2,002,911 Deposits $ 972,660 $ 948,903 $ 1,086,063 $ 1,333,242 $ 1,522,741 Borrowings 64,923 63,489 104,311 149,913 272,389 Other liabilities 8,715 7,563 8,478 12,716 15,121 Total Liabilities 1,046,298 1,019,955 1,198,852 1,495,871 1,810,251 Preferred stock 17,796 17,796 13,347 - - Common equity 83,757 91,317 120,757 178,722 195,239 Accumulated OCI (33) (1,509) 434 (127) (2,579) Total Shareholders' Equity 101,520 107,604 134,538 178,595 192,660 Total Liabilities and Shareholders' equity $ 1,147,818 $ 1,127,559 $ 1,333,390 $ 1,674,466 $ 2,002,911 Summary ratios: Tangible book value per share* $ 9.64 $ 10.18 $ 11.38 $ 12.91 $ 13.93 Loans HFI / Deposits 77.5% 88.3% 98.1% 98.1% 100.8%

Historical Income Statement | 28 * Retroactively adjusted to reflect the effect of all stock dividends. (dollars in thousands) 2011 2012 2013 2014 2015 2016 Interest income $ 24,387 $ 28,219 $ 46,829 $ 55,119 $ 63,183 $ 73,847 Interest expense 5,009 4,949 6,130 7,219 9,211 12,471 Net interest income 19,378 23,270 40,699 47,900 53,972 61,376 Provision for loan losses 2,301 3,225 4,755 3,005 3,550 3,880 Net interest income after provision for loan losses 17,077 20,045 35,944 44,895 50,422 57,496 Non-interest income 1,159 3,541 1,139 1,998 7,891 27,505 Non-interest expense 13,835 20,178 28,117 33,116 39,589 56,863 Income before provision for income taxes 4,401 3,408 8,966 13,777 18,724 28,138 Provision for income taxes 1,794 1,173 2,627 4,353 6,469 10,131 Net income 2,607 2,235 6,339 9,424 12,255 18,007 Preferred stock dividends and accretion 677 178 178 161 74 - Net income available to common shareholders $ 1,930 $ 2,057 $ 6,161 $ 9,263 $ 12,181 $ 18,007 Fully diluted earnings per share* $ 0.59 $ 0.53 $ 0.72 $ 1.07 $ 1.13 $ 1.37

Credit Composition and Quality | 29 * Data as of 12/31/16 (dollars in thousands) 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 Non-accrual $ 5,638 $ 5,920 $ 8,379 $ 10,201 $ 8,790 $ 7,417 $ 5,887 $ 5,746 90+ days still accruing - 113 73 28 - 13 - 2 TDRs 3,090 4,362 3,959 4,269 3,594 3,616 3,184 1,361 OREO 451 291 109 - 1,675 2,159 1,969 1,428 Other - - - - - - - - Non-performing assets $ 9,179 $ 10,686 $ 12,520 $ 14,498 $ 14,059 $ 13,205 $ 11,040 $ 8,537 Loans 30-89 days past due / Loans HFI 0.11% 0.41% 0.49% 0.35% 0.51% 0.20% 0.50% 0.37% NPAs & 90+ days past due / Assets 0.64% 0.70% 0.78% 0.86% 0.80% 0.71% 0.58% 0.43% Reserves / Loans HFI 0.91% 0.90% 0.92% 0.94% 0.92% 0.91% 0.91% 0.89% Non-GAAP, adjusted reserves / Loans HFI 1.45% 1.36% 1.31% 1.30% 1.25% 1.22% 1.17% 1.11% Reserves / NPLs 112.91% 102.22% 93.25% 84.76% 99.56% 114.02% 220.15% 191.05% Net charge-offs / Average loans HFI* 0.04% 0.03% 0.04% 0.04% 0.20% 0.20% 0.18% 0.18%

| 30 Capital Strength (dollars in thousands) 2012 2013 2014 2015 2016 Total Shareholders' Equity 101,520 107,604 134,538 178,595 192,660 Common Equity Tier 1 (CET1) Capital N/A N/A N/A 164,789 181,469 Trust Preferred 7,468 7,607 7,746 7,884 8,023 Total Tier 1 Capital 108,988 115,211 142,284 172,673 189,492 Allowance for loan losses 6,260 8,534 9,257 12,289 13,891 Subordinated Debt 2,214 2,247 2,281 25,000 25,000 Total Tier 2 Capital 8,474 10,781 11,538 37,289 38,891 Total Risk Based Capital 117,462 125,992 153,822 209,962 228,383 Total Assets $ 1,147,818 $ 1,127,559 $ 1,335,310 $ 1,674,466 $ 2,002,911 Total risk based capital 113,752 123,811 146,713 209,962 228,383 Total risk weighted assets 826,103 881,235 1,111,426 1,412,771 1,632,651 TCE / Tangible Assets 6.97% 7.64% 8.60% 9.95% 9.03% Total risk based capital ratio 13.77% 14.05% 13.20% 14.86% 13.99% Tier 1 risk based capital ratio 12.71% 12.80% 12.14% 12.22% 11.61% Tier 1 leverage ratio 9.97% 10.53% 10.23% 10.67% 10.14%

Loans by Location & Type

County/State	Construction & Development	Owner Occupied CRE	Non-Owner Occupied CRE	Residential Real Estate	Commercial and Industrial	Consumer	Total	% of Portfolio
Fairfax County, VA*	$81,000	$54,770	$103,396	$63,989	$29,209	$1,665	$334,029	21.60%
Loudoun County, VA*	34,921	27,128	28,311	13,355	15,356	29	119,100	7.80%
Prince William County, VA	5,645	21,469	7,528	9,270	12,289	17	56,218	3.70%
Arlington County, VA*	18,155	2,370	24,793	21,254	3,833	5	70,410	4.60%
City of Alexandria, VA	4,605	22,294	23,263	5,891	5,874	17	61,944	4.00%
Other VA	20,799	18,382	55,883	19,401	12,608	12	127,085	8.30%
VA – Total	**165,125**	**146,413**	**243,174**	**133,160**	**79,169**	**1,745**	**768,786**	**50.00%**
Montgomery County, MD*	78,325	40,348	123,427	74,033	27,029	82	343,244	22.40%
Prince George's County, MD	28,207	16,043	41,235	33,910	16,932	227	136,554	8.90%
Baltimore City	3,802	12110	20,903	4,151	20,151	11	61,128	4.00%
Other MD	43	822	22,206	9,682	10,297	114	43,164	2.80%
MD – Total	**192**	**11,175**	**75,718**	**12,937**	**8,162**	**541**	**108,725**	**7.10%**
Washington, DC	**32,244**	**40,150**	**160,062**	**60,680**	**55,542**	**893**	**349,571**	**22.80%**
Other USA	**12,499**	**4,502**	**31,184**	**19,377**	**3,432**	**1,948**	**72,942**	**4.80%**
TOTAL	**$288,193**	**$231,413**	**$557,847**	**$287,250**	**$165,172**	**$4,668**	**$1,534,543**	**100.00%**
% of Portfolio	**18.80%**	**15.10%**	**36.30%**	**18.70%**	**10.80%**	**0.30%**	**100.00%**	

Note: As of 12/31/16; dollars in thousands
* Denotes county is in top 10 highest median income counties in USA.

WashingtonFIRST BANKSHARES, INC.
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# Yields and Cost of Funds

## Yield on Average Earning Assets


4.40%
4.35%
4.30%
4.25%
4.20%
4.15%
4.10%
4.05%
4.00%
3.95%
3.90%
4.37%
4.18%
4.24%
4.12%
4.24%
4.12%
4.09%
4.07%
4.23%
4.22%
4.10%
3Q2015
4Q2015
1Q2016
2Q2016
3Q2016
4Q2016

## Yield on Loans


5.20%
5.00%
4.80%
4.60%
4.40%
4.20%
4.00%
4.93%
4.77%
4.89%
4.73%
4.76%
4.65%
4.72%
4.57%
4.72%
4.75%
4.63%
3Q2015
4Q2015
1Q2016
2Q2016
3Q2016
4Q2016

## Cost of Funds


0.90%
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.68%
0.52%
0.71%
0.50%
0.81%
0.54%
0.79%
0.55%
0.77%
0.56%
0.77%
3Q2015
4Q2015
1Q2016
2Q2016
3Q2016
4Q2016

## Cost of Interest Bearing Deposits


0.90%
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.73%
0.52%
0.74%
0.52%
0.78%
0.55%
0.81%
0.54%
0.81%
0.57%
0.82%
3Q2015
4Q2015
1Q2016
2Q2016
3Q2016
4Q2016

WFBI Peers

WashingtonFIRSTBANKSHARES, INC.
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| 33 Investment Portfolio Book Value % Total Unrealized Gain (Loss) TEY Treasuries $8,082 3% ($4) 1.65% Agencies 99,153 35% (677) 1.82% MBS 69,835 25% (884) 2.06% CMO 80,306 28% (1,488) 2.52% Municipals 26,896 9% (1,015) 2.06% Total $284,272 100% ($4,068) 2.09% • Goal: Liquidity management and earnings enhancement • Minimal optionality or credit risk • No corporate debt or private label MBS/CMO • Investment grade municipals • Minimum geographic and issuer concentrations • 54% general obligation bonds • 79% rated “AA” or better, no bonds rated below “A” • Portfolio duration*: 2.8 years • Portfolio price volatility +200bp*: -6.7% * Data as of 09/30/16

| 34 Interest Rate Risk Sensitivity Immediate Basis Point Change in Interest Rates Estimated Change in Net Interest Income in 12 months +400 bp 2.1% +300 bp 5.5% +200 bp 6.0% +100 bp 3.3% • Active ALCO process • No off-balance sheet derivatives • Run static and dynamic models, as well as parallel v. nonparallel rate scenarios • Positioned to benefit from rising rates • Approximately 33% of loan portfolio is floating rate • Approximately 75% of variable rate loans are current at or above their rate floors • Cumulative 1yr GAP: 0.83 • EVE +200bp: +5.8% Note: Data as of 09/30/16

| 35 Profile: WashingtonFirst Mortgage • Skilled management focused on profit and risk mitigation • Prime residential mortgage services • 97% of the business is in the Washington, DC MSA • $772 million in originations in 2016 • Focused on quality loans with liquid and reliable markets • Fannie Mae/Freddie Mac approved seller/servicer • Fee-based model; mortgages sold to secondary market Mortgage Fee Income & Volume * Closed on acquisition of 1st Portfolio Lending on July 31, 2015 * % G ross M argin $6 $5 $83 $73 $66 $157 $155 $98 $0 $0 $41 $46 $57 $59 $109 $71 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% $0 $100 $200 $300 1Q2015 2Q2015 3Q2015 4Q2015 1Q2016 2Q2016 3Q2016 4Q2016 V ol um e in d ol la rs ( m ill io ns *

| 36 Profile: 1st Portfolio Wealth Advisors • Integrated wealth management for: • Business owners and their families • Wealthy individuals • $297 million assets under management • SEC regulated RIA • Focused on serving clients of $1 million or more in investable assets • Fee-based asset management Source: SNL Financial 1 As of February 2017; data set excludes MSAs with populations less than 2 million 2 Data set excludes counties with populations less that 500 thousand. Highlighted counties represents those within the Washington, DC MSA ‘17 Median Household Income – Top 20 MSAs(1) $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 ‘17 Wealthiest Counties – Top 20 Counties(2)